SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549





                                FORM 8-K


                             CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported) October 31, 1997




                    DIALYSIS CORPORATION OF AMERICA
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)




              Florida               0-8527             59-1757642
    ----------------------------  ------------     -------------------
    (State or other jurisdiction  (Commission        (IRS Employer
         of incorporation)        File Number)     Identification No.)



    2337 West 76th Street, Hialeah, Florida            33016
    ----------------------------------------         ----------
    (Address of principal executive offices)         (Zip Code)




Registrant's telephone number, including area code (305) 364-1308

Item 2.  Acquisition or Disposition of Assets

     On October 31, 1997, Dialysis Corporation of America (the "Company") concluded a sale of substantially all of the assets of two of its 80% owned subsidiaries, Dialysis Services of Florida, Inc.- Fort Walton Beach ("DSF") (dialysis operations) and Dialysis Medical, Inc. ("DMI") (Florida Method 2 home patient operations), and an In-Patient Hospital Service Agreement with Columbia Fort Walton Beach Medical Center for in-hospital dialysis services and related assets ("In-Patient Agreement") of its 100% owned subsidiary, DCA Medical Services, Inc. ("DCAMS") (collectively the assets sold will be referred to as the "Acquired Assets" and collectively DSF, DMI and DCAMS will be referred to as the "Subsidiaries") to Renal
Care Group of the Southeast, Inc. ("RCGSE"), pursuant to an Asset Purchase Agreement ("Agreement") by and among the Company, the Subsidiaries, Henry M. Haire, M.D. ("Dr. Haire"), who owns the balance of the 20% interest in DSF and DMI, and Renal Care Group, Inc. ("RCG"), the parent of RCGSE.

     Dr. Haire was, until the closing of the Agreement, the medical director of DSF. He is now medical director of RCGSE, which company purchased the Acquired Assets and is operating DSF's dialysis facility in Fort Walton Beach, Florida.

     The Acquired Assets were exclusive of cash, prepaid expenses, claims for medicare reimbursement, intercompany indebtedness, tax refunds, if any, and vendor volume discounts of the Company and its Subsidiaries. Much of the liabilities, except for obligations and liabilities arising from and after the closing of the Agreement under leases, contracts, commitments and agreements included in the Acquired Assets, were assumed by the Company. The Company operates three other dialysis facilities in Pennsylvania with several others being completed, one of which is in New Jersey. The Company also has several other in-patient hospital management agreements.

     The consideration for the sale of the Acquired Assets aggregated $5,065,000, consisting of $480,000 worth of RCG common stock (the "RCG Shares"), which at the closing of the Agreement on October 31, 1997, based upon the fair market valuation formula, amounted to 13,873 RCG Shares, and the balance of $4,585,000 was cash. RCG has agreed to register the RCG Shares prior to October 31, 1998. In the event the aggregate sales proceeds of the RCG Shares is less than $480,000, provided the sale occurs within 30 days of their registration (if not registered then the sale is effected pursuant to an exemption from the registration requirements of the federal and state securities laws), then RCGSE has agreed to make up the difference in cash or additional registered RCG Shares, at its dis-cretion. The consideration for the transaction was determined by negotia-tions between and among the parties to the Agreement based primarily on the patient base and the going rate per patient.

     The Company and its Subsidiaries made various representations and warranties as to themselves and the operations of the Subsidiaries and has agreed to indemnify RCGSE and RCG for any material breaches of such warranties and representations.

     The Agreement also provided for non-competition provisions by the Company, its Subsidiaries and Dr. Haire within the Fort Walton Beach, Florida area where DSF and its operations were located, for a period of seven years, and assignment of certain leases relating to real property and equipment.

     The Company plans to use the revenues of the asset sale to establish additional dialysis centers and acute management services, initially in New Jersey and Pennsylvania, and in other areas of the country.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Business Acquired

          Not Applicable

     (b)  Pro forma financial information

     The following unaudited pro forma condensed consolidated financial statements are filed with this report:

     Pro Forma Condensed Consolidated Balance
       Sheet as of June 30, 1997 . . . . . . . . . . . .  F-1
     Pro Forma Condensed Consolidated Statements
       of Operations:
          Year ended December 31, 1996 . . . . . . . . .  F-2
          Six Months Ended June 30, 1997 . . . . . . . .  F-3
     Notes to Pro Forma Consolidated Condensed
       Financial Statements at June 30, 1997 and
       for the six months ended June 30, 1997 and
       the year ended December 31, 1996. . . . . . . . .  F-4

     (c)  Exhibits

          2.1 - Asset Purchase Agreement by and among the Company, Dialysis Services of Florida, Inc. - Fort Walton Beach, DCA Medical Services, Inc., Dialysis Medical, Inc., Renal Care Group, Inc., Renal Care Group of the Southeast, Inc. and Henry M. Haire, M.D.

          2.2 - Assignment and Assumption of Lease and Release by and among Dialysis Services of Florida, Inc. - Fort Walton Beach, Renal Care Group of the Southeast, Inc., Renal Care Group, Inc. and JACO, L.C. dated October 31, 1997.

          2.3 - Assignment and Assumption of In-Patient Hospital Agreement between DCA Medical Services, Inc., Columbia Fort Walton Beach Medical Center and Renal Care Group of the Southeast, Inc.
          dated October 31, 1997.

          2.4 - Assignment and Assumption of Lease and Release by and among Dialysis Corporation of America, Renal Care Group of the South-east, Inc., Renal Care Group, Inc. and B. Braun Medical, Inc. dated October 31, 1997.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 DIALYSIS CORPORATION OF AMERICA


                                 By: /s/ Daniel R. Ouzts
                                     -----------------------------------
                                     DANIEL R. OUZTS, Vice President,
                                     Treasurer, Principal Financial
                                     Officer and Controller

Dated: November 12, 1997

                       DIALYSIS CORPORATION OF AMERICA
                       PRO FORMA FINANCIAL INFORMATION
                                (Unaudited)


     On October 31, 1997, the Company sold (the "Sale") substantially all of the assets of Dialysis Services of Florida, Inc. - Fort Walton Beach and related operations to Renal Care Group of the Southeast, Inc. ("RCGSE") for a price of $5,065,000, including $4,585,000 in cash and 13,873 shares of the common stock of Renal Care Group ("RCG") of which RCGSE is a wholly-owned subsidiary.

     The following pro forma unaudited consolidated condensed financial statements for Dialysis Corporation of America (the "Company") present the pro forma financial position at June 30, 1997 and the pro forma results of operations for the six months then ended, along with the pro forma results of operations for the year ended December 31, 1996.

     These pro forma unaudited consolidated condensed financial statements give effect to the Sale as if it had occurred at the beginning of each period for purposes of the condensed consolidated statements of operations and as if it had occurred at the end of the period for purposes of the condensed consolidated balance sheet.

     The pro forma unaudited consolidated condensed financial statements do not purport to represent what the Company's actual results of operations would have been had the Sale occurred at the beginning of the periods and may not be indicative of the Company's financial position or operating results for any future periods.

     No assumption has been included in the pro forma unaudited consolidated condensed financial statements as to investment income to be realized from investments of the proceeds of the sale or other use of the proceeds. See Notes to Pro Forma Consolidated Condensed Financial Statements.

     The pro forma adjustments are based on currently available information. The assumptions underlying the calculation of the pro forma adjustments are considered appropriate under the circumstances. The pro forma unaudited consolidated condensed financial statements should be read in conjunction with the Company's Consolidated Financial Statements and the Notes thereto for the year ended December 31, 1996, along with Management's Discussion and Analysis of Financial Condition and Results of Operations, which are included in the Company's Annual Report on Form 10-K covering such year, and the Company's Condensed Consolidated Financial Statements and the Notes thereto for the six months ended June 30, 1997, along with Management's Discussion and Analysis of Financial Condition and Results of Operations, which are included in the Company's Quarterly Report on Form 10-Q Covering such period.

                     DIALYSIS CORPORATION OF AMERICA
               PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                              June 30, 1997
                               (Unaudited)


                                                 Pro Forma       Adjusted
                                 As Reported    Adjustments     Pro Forma
                                 -----------    -----------     ---------
Assets

Current Assets:
  Cash and cash equivalents      $ 3,826,028   $4,585,000 (A)  $ 8,411,028
  Restricted cash                    141,035                       141,035
  Accounts receivable, net           552,976     (328,000)(B)      224,976
  Inventories                        136,693      (60,000)(B)       76,693
  Prepaid expenses and other
     current assets                   68,997                        68,997
                                 -----------   ----------      -----------
  Total current assets             4,725,729    4,197,000        8,922,729

Property and Equipment:
  Land                               168,358                       168,358
  Buildings and improvements       1,372,397                     1,372,397
  Machinery and equipment          1,254,321     (508,000)(B)      746,321
  Leasehold improvements             463,361     (134,000)(B)      329,361
                                 -----------   ----------      -----------
                                   3,258,437     (642,000)       2,616,437
  Less accumulated
     depreciation                    826,562     (275,000)(B)      551,562
                                 -----------   ----------      -----------
                                   2,431,875     (367,000)       2,064,875
                                                  480,000 (A)
Deferred expenses and
  other assets                        39,205      (22,000)(B)      497,205
                                 -----------   ----------      -----------
                                 $ 7,196,809   $4,288,000      $11,484,809
                                 ===========   ==========      ===========


Liabilities and Stockholders' Equity

Current Liabilities:
  Accounts payable              $    205,691                   $   205,691
  Accrued expenses                   167,922   $   50,000 (C)      217,922
  Current portion of
     long-term debt                  543,586      (24,000)(B)      519,586
  Income taxes payable                14,000    1,700,000 (D)    1,714,000
                                ------------   ----------      -----------
  Total current liabilities          931,199    1,726,000        2,657,199

Long-term debt, less current
  portion                            236,032      (96,000)(B)      140,032

Advances from parent                 117,310                       117,310

Minority interest in
  subsidiaries                        76,095      528,000 (E)      604,095


Commitments and Contingencies

Stockholder's Equity:                 35,888                        35,888
Common stock                       3,748,595      (42,000)(E)    3,706,595
  Capital in excess of par
     value                         2,257,940    2,172,000 (F)    4,429,940
  Retained earnings                 (206,250)                     (206,250)
                                 -----------   ----------      -----------
  Treasury stock at cost           5,836,173    2,130,000        7,966,173
                                 -----------   ----------      -----------
  Total stockholders' equity     $ 7,196,809   $4,288,000      $11,484,809
                                 ===========   ==========      ===========

See notes to pro forma consolidated condensed financial statements.

                        DIALYSIS CORPORATION OF AMERICA
            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                        Six Months Ended June 30, 1997
                                (Unaudited)


Revenues:
  Medical service revenue        $2,080,454     $(992,189)    $1,088,265
  Interest and other income         167,521        (2,463)       165,058
                                 ----------     ---------     ----------
                                  2,247,975      (994,652)     1,253,323
Cost and expenses:
  Cost of medical services        1,288,698      (610,201)       678,497
  Selling, general and
     administrative expenses        857,192      (180,680)       676,512
  Interest expense                   42,079        (6,741)        35,338
                                 ----------     ---------     ----------
                                  2,187,969      (797,622)     1,390,347
                                 ----------     ---------     ----------

Income (loss) before income
  taxes and minority interest        60,006      (197,030)      (137,024)

Income tax provision                 14,000       (14,000)
                                 ----------     ---------     ----------

Income (loss) before minority
  interest                           46,006      (183,030)      (137,024)

Minority interest in earnings
  (loss) of consolidated
  subsidiaries                        3,621        (3,621)
                                 ----------     ---------     ----------

  Net income (loss)              $   42,385     $(179,409)     $(137,024)
                                 ==========     =========     ==========

Income (loss) per common share      $.01                        $(.04)
                                    ====                        ======

Average common and dilutive
equivalent shares outstanding     3,682,171                    3,682,171
                                 ==========                   ==========


See notes to pro forma consolidated condensed financial statements.

                     DIALYSIS CORPORATION OF AMERICA
          PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                      Year Ended December 31, 1996
                             (Unaudited)



                                                Pro Forma     Adjusted
                                 As Reported   Adjustments    Pro Forma
                                 -----------   -----------    ---------
Revenues:
  Medical service revenue        $3,830,809    $(2,007,563)   $1,823,246
  Interest and other income         305,706        (27,168)      278,538
                                 ----------    -----------    ----------
                                  4,136,515     (2,034,731)    2,101,784

Cost and expenses:
  Cost of medical services        2,508,323     (1,195,820)    1,312,503
  Selling, general and
     administrative expenses      1,577,487       (451,468)    1,126,019
  Interest expense                   86,694         (1,096)       85,598
                                 ----------    -----------    ----------
                                  4,172,504     (1,648,384)    2,524,120
                                 ----------    -----------    ----------

Loss before minority
  interest                          (35,989)      (386,347)     (422,336)

Minority interest in loss
  of consolidated
  subsidiaries                      (13,028)        13,028
                                 ----------    -----------    ----------

  Net loss                       $  (22,961)   $  (399,375)   $ (422,336)
                                 ==========    ===========    ==========

Loss per common share              $(.01)                        $(.13)
                                   ======                        ======

Weighted average shares           3,237,243                    3,237,243
                                 ==========                   ==========


See notes to pro forma consolidated condensed financial statements.

                      DIALYSIS CORPORATION OF AMERICA
         NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                              (Unaudited)

     The pro forma unaudited consolidated condensed financial statements of operations reflect the pro forma results of operations of the Company as though the Sale had occurred at the beginning of each period presented and reflects the removal of results of operations related to the business operations sold. For purposes of the pro forma statements of operations, no assumption has been made that expenses have been eliminated which were included in corporate expense allocations by the Company and the Company's parent, Medicore, Inc., to the business operations sold and which were included in the actual results of operations of these businesses. Such expenses which amounted to approximately $70,000 for the six months ended June 30, 1997 and $253,000 for the year ended December 31, 1996 have accordingly not been removed by the pro forma adjustments eliminating the results of operations of the businesses sold.

     The pro forma consolidated condensed balance sheet reflects the pro forma financial position of the Company at June 30, 1997 as if the Sale occurred on June 30, 1997 and includes adjustments for the following items:

(A)  Proceeds of the Sale.
(B) Elimination of assets sold and related liabilities assumed and intangibles related to the operations sold.
(C)  Accrual of estimated costs of the transaction.
(D)  Estimated income tax liabilities resulting from the Sale.
(E) Minority interest of approximately $528,000 in the net after tax gain from the Sale and related adjustments.
(F) Net effect of estimated after tax gain of approximately $2,700,000 based on pre-tax gain of approximately $4,400,000, related estimated income taxes of approximately $1,700,000 and minority interest of approximately $528,000 in the net after tax gain.

     The actual gain to be recorded as of October 31, 1997 may differ from the estimated gain reflected in the June 30, 1997 pro forma consolidated condensed balance sheet.

     No assumption has been included in the pro forma unaudited consolidated condensed financial statements as to investment income to be realized from investment of the proceeds of the sale or other use of the proceeds. If the estimated after tax proceeds of $2,885,000, based on $4,585,000 cash proceeds at closing and estimated income taxes of $1,700,000, were assumed to have been invested in short-term treasury bills at the current estimated yield of 5.15% for the entire periods presented pending decision as to other investment of the funds, estimated interest income of $74,000 for the six months ended June 30, 1997, and $148,000 for the year ended December 31, 1996, would have been earned and pro forma results of opera-tions would have been as follows, assuming no income tax applicable to the periods presented since the Company would have been in a loss position.


                                   Six Months Ended     Year Ended
                                    June 30, 1997    December 31, 1996
                                    -------------    -----------------

     Interest and other income        $  239,058        $  426,538
                                      ==========        ==========

     Total revenues                   $1,327,323        $2,249,784
                                      ==========        ==========

     Loss before minority interest    $  (63,024)       $ (274,336)
                                      ==========        ==========

     Net loss                         $  (78,024)       $ (304,336)
                                      ==========        ==========

     Loss per common share               $(.02)           $(.09)
                                         ======           ======